SUPPLEMENT DATED APRIL 30, 2012
to

PROSPECTUS DATED JULY 18, 2006
FOR FUTURITY FOCUS

AND PROSPECTUSES DATED MAY 1, 2006
FOR COLUMBIA ALL-STAR, COLUMBIA ALL-STAR EXTRA,
COLUMBIA ALL-STAR FREEDOM, AND
COLUMBIA ALL-STAR TRADITIONS

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

On April 2, 2012, shareholders approved the merger of the Invesco V.I. Capital Appreciation Fund into the Invesco Van Kampen V.I. Capital Growth Fund after the close of business on April 27, 2012. Therefore, Invesco V.I. Capital Appreciation Fund is no longer available for investment and all references to the fund are hereby deleted from each of the prospectuses listed above.

Effective immediately, the Invesco Van Kampen V.I. Capital Growth Fund has changed its name to Invesco Van Kampen V.I. American Franchise Fund.

Please retain this supplement with your prospectus for future reference.

All-Stars, Focus (US) 4/2012